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                                                                   EXHIBIT 10.32

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THIS AGREEMENT CONTAINS "CONFIDENTIAL INFORMATION" AND IS SUBJECT TO SECTION 20
OF THE NOTE PURCHASE AGREEMENT REFERENCED BELOW


                              FRITZ COMPANIES, INC.


                   -------------------------------------------

                            FIRST AMENDMENT AGREEMENT
                   -------------------------------------------


                                       RE:

               NOTE PURCHASE AGREEMENT DATED AS OF APRIL 15, 1996

                                       AND

                                   $75,000,000
                      6.43% SENIOR NOTES DUE APRIL 15, 2003


                            DATED AS OF MARCH 1, 1998

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                              FRITZ COMPANIES, INC.
                               706 Mission Street
                             San Francisco, CA 94103

                            FIRST AMENDMENT AGREEMENT

                                       RE:
               NOTE PURCHASE AGREEMENT DATED AS OF APRIL 15, 1996
                                       AND
                                   $75,000,000
                      6.43% SENIOR NOTES DUE APRIL 15, 2003



                                                       Dated as of March 1, 1998


To the Institutional Investors
  listed on the signature pages hereof

Ladies and Gentlemen:

        Reference is made to the Note Purchase Agreement (as in effect immediately prior to the Effective Date, the "EXISTING NOTE AGREEMENT", and as amended hereby, the "AMENDED NOTE AGREEMENT"), dated as of April 15, 1996, between Fritz Companies, Inc., a Delaware corporation (the "COMPANY"), and each of the institutions listed on Annex I thereto (the "ORIGINAL HOLDERS"), under and pursuant to which Seventy-Five Million Dollars ($75,000,000) aggregate principal amount of the Company's 6.43% Senior Notes due April 15, 2003 (collectively, as in effect immediately prior to the Effective Date, the "EXISTING NOTES", and as amended hereby, the "AMENDED NOTES") were issued to the Original Holders. Each of the institutions listed on the signature pages hereof is herein referred to, individually, as a "HOLDER", and collectively, as the "HOLDERS".

        The Company desires to enter into this First Amendment Agreement (this "AGREEMENT") to, among other things, (i) amend the Existing Note Agreement to modify certain financial covenants, (ii) amend the Subsidiary Guaranty to provide for the deletion of the Foreign Material Subsidiaries as parties thereto, (iii) require the grant, by the Company, Fritz Air Freight, Inc. and each other Domestic Material Subsidiary from time to time owning capital stock or similar equity interests of any Majority-Owned Foreign Material Subsidiary, to the Collateral Agent, for the equal and ratable benefit of each of the Banks and the holders from time to time of the Notes, of a pledge of and security interest in 65% of the capital stock or similar equity interests of each Majority-Owned Foreign Material Subsidiary owned by each such Person, and (iv) amend the Existing Notes with respect to references therein to all Material Subsidiaries entering into the Subsidiary Guaranty, all as more particularly described herein.

        As of the Effective Date (as defined in Section 3), the Holders hold, beneficially or of record, one hundred percent (100%) of the outstanding Existing Notes.



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        In consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and, subject to satisfaction of the conditions set forth in Section 3, the Holders, hereby agree to the amendments to the Existing Note Agreement and the Existing Notes set forth herein.

1.      DEFINED TERMS.

        All capitalized terms used but not specifically defined in this Agreement have the respective meanings assigned to them in, or pursuant to the provisions of, (assuming the effectiveness of the amendments set forth herein) the Amended Note Agreement (including, without limitation, the revisions to the defined terms used in the Existing Note Agreement as set forth in Section 4.6 of this Agreement). As used in this Agreement, the term "TRANSACTION DOCUMENTS" means, collectively, each of this Agreement, the Amended Note Agreement, the Amended Notes, the Intercreditor Agreement (as defined below) and the Pledge Agreements (as defined below).

2.      REPRESENTATIONS AND WARRANTIES.

        The Company warrants and represents to each Holder that as of the Effective Date:

        2.1 ORGANIZATION; POWER AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions of the Transaction Documents.

        2.2 AUTHORIZATION, ETC. This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        2.3 DISCLOSURE. None of the written statements, documents or other written materials furnished by, or on behalf of, the Company to the Holders in connection with the negotiation, execution and delivery of this Agreement contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. There is no fact which the Company has not disclosed to the Holders which materially affects adversely or, so far as the Company can now foresee, will materially affect adversely the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in the Transaction Documents.



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        2.4 MATERIAL SUBSIDIARIES. Fritz Transportation International (H.K.)
Ltd., a Hong Kong corporation ("FRITZ HONG KONG"), FCI Holdings International B.V., a Netherlands corporation ("FCI HOLDINGS"), Fritz Companies Canada Inc., a New Brunswick corporation ("FRITZ CANADA"), and Fritz Air Freight, Inc., a Texas corporation ("FRITZ AIR FREIGHT"), are the only Material Subsidiaries as of the Effective Date. All of the outstanding shares of capital stock or similar equity interests of each Majority-Owned Foreign Material Subsidiary which are being pledged by the Company to the Collateral Agent have been validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any Lien.

        2.5 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Company of this Agreement, the Intercreditor Agreement and the Pledge Agreements will not

               (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

               (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

               (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

        2.6 GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Intercreditor Agreement and the Pledge Agreements.

        2.7    LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

               (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any Property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.



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        2.8 NO DEFAULTS. No event has occurred and is continuing and no condition exists which, upon the effectiveness of the amendments provided for in this Agreement, would constitute a Default or Event of Default.

3.      CONDITIONS PRECEDENT

        Each of the amendments set forth in Section 4 shall become effective on the date (the "EFFECTIVE DATE") upon which all of the following conditions precedent have been satisfied, such satisfaction to be evidenced by the execution and delivery of the applicable counterparts of this Agreement by the Required Holders and the Company:

        3.1 CONSENT OF REQUIRED HOLDERS. The Company and the Required Holders shall have executed and delivered this Agreement.

        3.2 OPINIONS OF COUNSEL. You shall have received opinions in form and substance satisfactory to you, dated the Effective Date, from

               (a) Jan H. Raymond, Esq., general counsel for the Company, covering the matters set forth in EXHIBIT B, and covering such other matters incident to the transactions contemplated hereby as you or your special counsel may reasonably request (and the Company hereby directs Mr. Raymond to deliver such closing opinion to you),

               (b) Hebb & Gitlin, your special counsel in connection with the transactions contemplated hereby, covering such matters incident to such transactions as you may reasonably request,

               (c) special New Brunswick counsel to the Company and to Fritz Canada in connection with the transactions contemplated hereby, covering such matters incident to such transactions as you may reasonably request, and

               (d) special Hong Kong counsel to the Company and to Fritz Hong Kong in connection with the transactions contemplated hereby, covering such matters incident to such transactions as you may reasonably request.

        3.3    WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE WITH AGREEMENT.

               (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 2 shall be true on the Effective Date with the same effect as though made on and as of that date.

               (b) COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with by the Company on or prior to the Effective Date, and such performance and compliance shall remain in effect on the Effective Date.



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        3.4    OFFICER'S CERTIFICATES.  You shall have received:

               (a) a certificate dated the Effective Date and signed by a senior officer of the Company, substantially in the form of EXHIBIT C; and

               (b) a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of EXHIBIT D.

        3.5 PLEDGE AGREEMENT. You shall have received a copy, certified as true and correct by the Company, of the Pledge Agreement between the Company and the Collateral Agent, related to the pledge of capital stock in each of Fritz Canada and Fritz Hong Kong, substantially in the form of EXHIBIT E, duly executed and delivered by each of the parties thereto (together with any additional pledge agreements executed pursuant to Section 9.8 of the Amended Note Agreement, in each case, as amended from time to time, the "PLEDGE AGREEMENTS"). All stock certificates, if any, and undated stock powers executed in blank required to be executed and delivered to the Collateral Agent by the Company in accordance with the terms of the Pledge Agreements shall have been so executed and delivered, and the Company shall provide you with copies thereof, certified as true and correct by the Company. All consents of any Majority-Owned Foreign Material Subsidiary, its shareholders or any other Person, required under applicable law or any organizational document to permit the pledge of such Majority-Owned Foreign Material Subsidiary's Foreign Material Subsidiary Stock pursuant to the Pledge Agreement shall have been obtained, and the Company shall provide you with copies thereof, certified as true and correct by the Company.

        3.6 BANK AGREEMENT. The Company shall have delivered to you a fully executed copy of the Bank Agreement as in effect on the Effective Date, certified as true, complete and correct by a Responsible Officer of the Company, and such agreement shall be in form and substance satisfactory to you.

        3.7 INTERCREDITOR AGREEMENT. An intercreditor and collateral agency agreement substantially in the form of EXHIBIT F (as amended from time to time, the "INTERCREDITOR AGREEMENT") shall have been duly executed and delivered by the Holders, NationsBank of Texas, N.A., as agent for the Banks, the Collateral Agent, the Company and Fritz Air Freight, and a copy thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company.

        3.8 EXPENSES. All fees and disbursements required to be paid pursuant to
Section 6.2 shall have been paid in full.

        3.9 PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Agreement and the transactions contemplated hereby shall be satisfactory to the Holders and their special counsel; and the Holders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith.



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4. AMENDMENTS TO EXISTING NOTE AGREEMENT, EXISTING NOTES AND SUBSIDIARY
   GUARANTY.

        Each of the Company and, subject to the satisfaction of the conditions set forth in Section 3, the Holders, hereby consents and agrees to the amendments to the Existing Note Agreement and the Existing Notes, and each other provision, set forth in this Section 4.

        4.1 AMENDMENT TO SECTION 9.6 OF THE EXISTING NOTE AGREEMENT. Section 9.6 of the Existing Note Agreement is hereby amended to read in its entirety as follows:

               9.6    PROVISION OF GUARANTIES.

               The Company will cause each Person that becomes a Domestic Material Subsidiary after the Closing to execute and deliver to each of the holders of the Notes, immediately upon becoming a Domestic Material Subsidiary, a duly authorized Joinder Agreement in the form of Exhibit F, a Secretary's Certificate substantially in the form of Exhibit G, and an opinion of counsel to the Domestic Material Subsidiary regarding the authorization, execution and delivery of such Joinder Agreement, and its enforceability, which opinion shall be satisfactory in all respects to the Required Holders, provided, however, that upon the release by all other holders of Debt of the Company and its Subsidiaries, of all of the subsidiary guaranties held by such holders in a manner and pursuant to documentation which, in the reasonable opinion of the holders of all of the Notes, fully releases such subsidiary guaranties, each of the holders of the Notes shall release the Guarantors from their obligation under the Subsidiary Guaranty.

        4.2 AMENDMENT TO SECTION 9.7 OF THE EXISTING NOTE AGREEMENT. Section 9.7 of the Existing Note Agreement is hereby amended to read in its entirety as follows:

               9.7    PARI PASSU RANKING.

               To the extent that proceeds from the Collateral would not at any time be sufficient to satisfy in full all obligations owing in respect of the Notes and the Subsidiary Guaranty at such time, the portion of such obligations which would not be so satisfied shall rank pari passu, without preference or priority, with all other outstanding, unsecured, unsubordinated obligations of the Company and the Guarantors (as the case may be), present and future, that have not been accorded by law preferential rights.

        4.3 ADDITION OF SECTION 9.8 TO THE EXISTING NOTE AGREEMENT. Section 9 of the Existing Note Agreement is hereby amended to add thereto Section 9.8 to read in its entirety as follows:

               9.8    PLEDGE OF FOREIGN MATERIAL SUBSIDIARY STOCK.

               After the First Amendment Effective Date, the Company will, and will cause each Domestic Material Subsidiary that directly owns Foreign Material



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        Subsidiary Stock that has not been pledged by such Person to the
        Collateral Agent pursuant to the Pledge Agreements, to execute and deliver to the Collateral Agent, within 30 days of so becoming the owner of such Foreign Material Subsidiary Stock, all further instruments and documents (including, without limitation, a pledge agreement, joinder agreement or amendment to a Pledge Agreement) and take all further action (including, without limitation, delivery to the Collateral Agent of stock certificates, if any, and undated stock powers executed in blank) that is necessary or that otherwise may be reasonably requested by the Required Holders, in order to maintain a perfected security interest in favor of the Collateral Agent, for the equal and ratable benefit of each of the Banks and the holders from time to time of the Notes, in not less than 65% of the issued and outstanding capital stock of or similar equity interests in each of the Majority-Owned Foreign Material Subsidiaries owned by each such Person. The Company will, and will cause each such Subsidiary to, provide to the holders of the Notes a Certificate of its Secretary or another responsible officer, and an opinion of counsel to such Person, regarding the authorization, execution and delivery of such documents and instruments, and their enforceability, which certificate and opinion shall be satisfactory in all respects to the Required Holders. Notwithstanding the foregoing, if

                      (a) all of the obligations of the Company and its
               Subsidiaries to the Banks under the Bank Agreement, together with any and all extensions, renewals or refundings of any such obligations, shall have been indefeasibly satisfied in full in cash, or

                      (b) the holders of all such obligations shall agree to
               release any or all of the Collateral from the Lien of any Pledge Agreement, in a manner and pursuant to documentation which, in the reasonable opinion of the holders of all of the Notes, fully releases such Collateral as security for all such obligations, then each of the holders of the Notes shall thereupon agree to release such Collateral from the Lien of such Pledge Agreement, provided no holders of any Debt of the Company or its Subsidiaries shall have been, or shall at any time be,

                       (i) given a pledge of or granted a security interest in
               any Foreign Material Subsidiary Stock, or

                       (ii) given a Guaranty of such Debt by any Foreign
               Material Subsidiary,

        unless

                      (A) in the case of clause (i) above, the pledgor or
               grantor with respect to such Foreign Material Subsidiary Stock shall contemporaneously execute and deliver, to each of the holders of the Notes, a pledge agreement, joinder agreement or amendment to a Pledge Agreement) and take all further action (including, without limitation, delivery of stock certificates, if any, and undated stock powers



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                executed in blank) that is necessary or that otherwise may be reasonably requested by the Required Holders, in order to grant to or for the equal and ratable benefit of the holders of the Notes and such holder or holders of Debt (subject to intercreditor terms among such parties that shall be no less favorable to the holders of the Notes than the Intercreditor Agreement), a perfected security interest in all such Foreign Material Subsidiary Stock pledged by such Person, together with a Certificate of such Person's Secretary or another responsible officer, and an opinion of counsel to such Person, regarding the authorization, execution and delivery of such documents and instruments, and their enforceability, which certificate and opinion shall be satisfactory in all respects to the Required Holders, and

                        (B) in the case of clause (ii) above, such Foreign
                Material Subsidiary shall contemporaneously execute and deliver, to each of the holders of the Notes, a duly authorized Joinder Agreement substantially in the form of Exhibit F, a Secretary's Certificate substantially in the form of Exhibit G, and an opinion of counsel to the Foreign Material Subsidiary regarding the authorization, execution and delivery of such Joinder Agreement, and its enforceability, which opinion shall be satisfactory in all respects to the Required Holders.

        4.4 AMENDMENT TO SECTION 10.4(a) OF THE EXISTING NOTE AGREEMENT. Clause
(a) of Section 10.4 of the Existing Note Agreement is hereby amended to read in its entirety as follows:

                        (a)     Debt of

                                (i) a Restricted Subsidiary

                                        (A) outstanding on the date of Closing
                                and disclosed in Schedule 10.4, provided that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement, or

                                        (B) constituting a Guaranty of the
                                obligations of the Company under

                                            (I)    this Agreement, or

                                            (II) the Bank Agreement, provided
                                    that the aggregate principal amount of such Debt of any Restricted Subsidiary may not exceed $100,000,000, and

                                (ii) up to an aggregate amount not to exceed
                        Canadian $25,000,000 pursuant to the agreement disclosed in Schedule 10.4;

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        4.5 AMENDMENT TO SECTION 10.5(a)(iv) OF THE EXISTING NOTE AGREEMENT.
Clause (iv) of Section 10.5(a) of the Existing Note Agreement is hereby amended to read in its entirety as follows:

                      (IV) CLOSING DATE LIENS; PLEDGE AGREEMENTS -- Liens
               existing on the date of this Agreement and securing the Debt of the Company and its Restricted Subsidiaries referred to in
               Schedule 5.15; and Liens created under the Pledge Agreements;

        4.6 AMENDMENT TO SECTION 11 OF THE EXISTING NOTE AGREEMENT. Section 11 of the Existing Note Agreement is hereby amended to replace the "." at the end of paragraph (j) thereof with "; or" and add thereto paragraph (k) and paragraph
(l) to read in their entirety as follows:

                      (k) (i) the Company, any Guarantor, or any pledgor under
               any Pledge Agreement, shall default in the due performance or observance of any term, covenant or agreement in any of the Financing Documents (other than this Agreement) (subject to applicable grace or cure periods, if any), or (ii) any Financing Document shall fail to be in full force and effect or to give the Collateral Agent or the holders of the Notes any material part of the Liens, rights, powers and privileges purported to be created thereby; or

                      (l) there shall occur an Event of Default under and as
               defined in the Bank Agreement.

        4.7 AMENDMENT TO ANNEX II OF THE EXISTING NOTE AGREEMENT. Annex II of the Existing Note Agreement is hereby amended to modify in their entirety or add, each in their proper alphabetical order, the following defined terms:

               BANK AGREEMENT -- means the Credit Agreement, dated as of March __, 1998, among each of the Company, certain subsidiaries of the Company, as guarantors, the Banks and NationsBank of Texas, N.A., as agent for the Banks, as such agreement may from time to time be amended, modified, renewed, refunded, refinanced or restated.

               BANKS -- means, collectively, the "Lenders" (as defined in the Bank Agreement) which are parties to the Bank Agreement from time to time.

               COLLATERAL -- means any and all Property that at any time is granted to the Collateral Agent or any other Person, pursuant to any Pledge Agreement or any other document, agreement or instrument, as security for the payment of any or all of the obligations of the Company under this Agreement and the Notes.

               COLLATERAL AGENT -- means NationsBank of Texas, N.A., solely in its capacity as collateral agent under the Pledge Agreements and the Intercreditor Agreement, and together with any successor or co-agent that becomes such in



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        accordance with the provisions of any Pledge Agreement and the
        Intercreditor Agreement.

               DOMESTIC MATERIAL SUBSIDIARY -- means, at any time, any Material Subsidiary at such time which is organized and existing under the laws of the United States of America, any state thereof or the District of Columbia.

               FINANCING DOCUMENTS -- means, collectively, each of this Agreement, the Notes, the Subsidiary Guaranty, each Joinder Agreement in the form of Exhibit F, the Intercreditor Agreement, the Pledge Agreements, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

               FIRST AMENDMENT AGREEMENT -- means the First Amendment Agreement, dated as of March 1, 1998, among the Company and the holders of the Notes signatory thereto, pursuant to which this Agreement has been amended in accordance with the terms thereof.

               FIRST AMENDMENT EFFECTIVE DATE -- means "Effective Date" as defined in the First Amendment Agreement.

               FOREIGN MATERIAL SUBSIDIARY -- means, at any time, any Material Subsidiary at such time which is not a Domestic Material Subsidiary.

               FOREIGN MATERIAL SUBSIDIARY STOCK -- means the capital stock or similar equity interests of any Majority-Owned Foreign Material Subsidiary.

               GUARANTOR -- at any time, means any Material Subsidiary that is a party to the Subsidiary Guaranty at such time, whether by execution of the Subsidiary Guaranty or by execution of a joinder agreement in the form attached thereto.

               INTERCREDITOR AGREEMENT -- has the meaning assigned to such term in the First Amendment Agreement.

               MAJORITY-OWNED FOREIGN MATERIAL SUBSIDIARY -- means, at any time, any Foreign Material Subsidiary at such time, in which the Company and the Domestic Material Subsidiaries directly own, in the aggregate, at least 50% of the Voting Stock of such Foreign Material Subsidiary.

               PLEDGE AGREEMENTS -- has the meaning assigned to such term in the First Amendment Agreement.

        4.8 AMENDMENT AND RESTATEMENT OF EXHIBIT A TO THE EXISTING NOTE AGREEMENT. The form of 6.43% Senior Note Due April 15, 2003 set forth as Exhibit A to the Existing Note Agreement is hereby amended and restated, in its entirety, to be in the form of EXHIBIT A attached to this Agreement. All references to "Exhibit A" in the Amended Note Agreement shall, if in reference to a date on or after the Effective Date, refer to the form of 6.43% Senior Note Due April 15, 2003 as amended and restated hereby.



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        4.9 AMENDMENT OF EXISTING NOTES. The forms of the respective Existing
Notes are hereby amended in their entirety to conform to the form of 6.43% Senior Note Due April 15, 2003 attached hereto as EXHIBIT A. On the Effective Date, each of the terms of each outstanding Existing Note shall be deemed to be amended to conform with such form, without any further action on the part of the Company or any holder of any Existing Note. Upon surrender of any outstanding Existing Note, the Company shall deliver to the registered holder thereof an Amended Note in the form attached hereto as Exhibit A, dated the date of the last interest payment on such surrendered Existing Note and in the outstanding principal amount of such Existing Note, all in accordance with the provisions of
Section 13.2 of the Amended Note Agreement.

        4.10 AMENDMENT OF SUBSIDIARY GUARANTY. The Subsidiary Guaranty is hereby amended to delete as parties thereto each of Fritz Hong Kong, FCI Holdings, Fritz Canada and any other Foreign Material Subsidiary party thereto, and on and after the Effective Date, each such Foreign Material Subsidiary shall hereby be released from all of its obligations under the Subsidiary Guaranty.

5.      DIRECTION TO COLLATERAL AGENT; AFFIRMATION OF OBLIGATIONS.

        5.1 HOLDER AUTHORIZATION AND CONSENT. Subject to the satisfaction of the conditions set forth in Section 3, each Holder hereby authorizes and directs the Collateral Agent to execute and deliver the Pledge Agreements and take such action as is contemplated thereby.

        5.2 REFERENCES. Each reference to the Agreement (as defined in the Existing Note Agreement) or the Notes (as defined in the Existing Note Agreement) in such documents shall be deemed and construed to refer to such documents, as amended from time to time in accordance with the terms of the Agreement, including, without limitation, by this Agreement (unless explicitly stated to the contrary therein), and such documents are hereby modified accordingly.

        5.3 RIGHTS CONTINUE. The terms of this Agreement shall not operate as a waiver by the holders of the Existing Notes of, or otherwise prejudice any such holder's rights, remedies or powers under, the Existing Note Agreement, the Existing Notes or under applicable law, except to the extent set forth herein. Except as expressly provided in this Agreement:

               (a) no terms and provisions of any agreement are modified or changed by this Agreement; and

               (b) the terms and provisions of the Existing Note Agreement and the Existing Notes shall continue in full force and effect.



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

        5.4 CONTINUITY AND AFFIRMATION OF OBLIGATIONS. Notwithstanding any other provision hereof or of any other document or agreement, the indebtedness of the Company under the Existing Note Agreement evidenced by the Existing Notes shall not be or be deemed to be paid or discharged or novated hereby or by the Amended Notes and shall continue in full force and effect as amended hereby. The Company hereby acknowledges and reaffirms all of its obligations and duties under the Amended Note Agreement, the Amended Notes, the Intercreditor Agreement and the Pledge Agreements.

6.      MISCELLANEOUS.

        6.1 SUCCESSORS AND ASSIGNS; EFFECT OF AMENDMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes. Except as amended herein, the terms and provisions of the Existing Note Agreement and the Existing Notes are hereby ratified, confirmed and approved in all respects.

        6.2 FEES AND EXPENSES. On the Effective Date, the Company shall pay all reasonable costs and expenses of the Holders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Holders' special counsel presented to the Company on or prior to the Effective Date. The Company will also pay, upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Agreement. The obligations of the Company under this
Section 6.2 shall survive the termination of this Agreement.

        6.3 SURVIVAL. All warranties, representations, certifications and covenants made by the Company in this Agreement or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the execution of this Agreement, regardless of any investigation made by or on behalf of any Holder. All such statements made herein or in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement and the Amended Note Agreement.

        6.4 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

        6.5 SECTION HEADINGS, ETC. The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules and Exhibits are, unless otherwise specified, references to Annexes, Schedules and Exhibits attached to this Agreement.

        6.6 DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each such party to this Agreement shall constitute one duplicate original.

   [Remainder of page is intentionally blank. Next page is a signature page.]

        IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                                             FRITZ COMPANIES, INC.


                                             By /s/ ROBERT AROVAS
                                               ---------------------------------
                                               Name: Robert Arovas
                                               Title: Executive Vice President

The foregoing is hereby
agreed to as of the
date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BY:     LINCOLN INVESTMENT MANAGEMENT, INC.,
        ITS ATTORNEY-IN-FACT


By /s/ BRENDA BUUCK
  ----------------------------------------
  Name: Brenda Buuck
  Title: Second Vice President

ALLIED LIFE INSURANCE COMPANY

BY:     LINCOLN INVESTMENT MANAGEMENT, INC.,
        ITS ATTORNEY-IN-FACT


By /s/ BRENDA BUUCK
  ----------------------------------------
  Name: Brenda Buuck
  Title: Second Vice President

LINCOLN NATIONAL REASSURANCE COMPANY

BY:     LINCOLN INVESTMENT MANAGEMENT, INC.,
        ITS ATTORNEY-IN-FACT


By /s/ BRENDA BUUCK
  ----------------------------------------
Name: Brenda Buuck
Title: Second Vice President

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES


By /s/ INA LANE
  ----------------------------------------
  Name: Ina Lane
  Title: Investment Officer

THE EQUITABLE OF COLORADO, INC.


By /s/ INA LANE
  ----------------------------------------
  Name: Ina Lane
  Title: Investment Officer

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


By /s/ WAYNE T. HOFFMAN
  ----------------------------------------
  Name: Wayne T. Hoffman
  Title: Vice President - Investments


By /s/ JULIE BOCK
  ----------------------------------------
  Name: Julie Bock
  Title: Assistant Vice President

AID ASSOCIATION FOR LUTHERANS


By /s/ JAMES ABITZ
  ----------------------------------------
  Name: James Abitz
  Title: Vice President - Investments


By /s/ R. JERRY SCHEEL
  ----------------------------------------
  Name: R. Jerry Scheel
  Title: Second Vice President - Securities

NATIONWIDE LIFE INSURANCE COMPANY


By /s/ EDWIN P. McCAUSLAND JR.
  ----------------------------------------
  Name:  Edwin P. McCausland Jr.
  Title: Vice President - Fixed Income Securities

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


By /s/ EDWIN P. McCAUSLAND JR.
  ----------------------------------------
  Name:  Edwin P. McCausland Jr.
  Title: Vice President - Fixed Income Securities

WEST COAST LIFE INSURANCE COMPANY


By /s/ DIANE S. GRISWALD
  ----------------------------------------
  Name:  Diane S. Griswald
  Title: Assistant Vice President - Investments

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


By /s/ JOHN M. CASPARIAN
  ----------------------------------------
  Name:  John M. Casparian
  Title: Investment Officer

AMERICAN STATES LIFE INSURANCE COMPANY


By /s/ RONALD SPAULDING
  ----------------------------------------
  Name: Ronald Spaulding
  Title: Vice President and Treasurer

MINNESOTA FIRE & CASUALTY COMPANY


By /s/ J. GARY MORRIS
  ----------------------------------------
  Name:  J. Gary Morris
  Title: Vice President -
         Short Term Fixed Income Portfolio Manager

BERKSHIRE LIFE INSURANCE COMPANY

By /s/ ELLEN I. WHITTAKER
  ----------------------------------------
  Name:  Ellen I. Whittaker
  Title: Senior Investment Officer